CMA

CMA GOVERNMENT
SECURITIES FUND

Semi-Annual Report








FUND LOGO








September 30, 1995


MERRILL LYNCH BULL LOGO






Officers and Trustees
Arthur Zeikel--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Richard R. West--Trustee
Terry K. Glenn--Executive Vice President
Joseph T. Monagle, Jr.--Senior Vice President
Donaldo S. Benito--Vice President
Donald C. Burke--Vice President
Kevin J. McKenna--Vice President
Gerald M. Richard--Treasurer
Robert Harris--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 1713
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*

[FN]
*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].









This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. The Fund seeks to maintain a consistent $1.00 net asset value per share, although this cannot be assured. An investment in the Fund is neither insured nor guaranteed by the US Government.



CMA Government Securities Fund
Box 9011
Princeton, NJ 08543-9011



DEAR SHAREHOLDER:

For the six-month period ended September 30, 1995, CMA Government
Securities Fund paid shareholders a net annualized dividend of 5.47%*. As of September 30, 1995, the Fund's 7-day yield was 5.25%.

The Environment
After losing momentum through the second calendar quarter, it now appears that the US economy has resumed a moderate growth trend. Gross domestic product growth for the three months ended June 30 was revised to show that the economy expanded at a 1.1% pace, rather than the 0.5% rate that was originally reported. The employment report for August exceeded consensus expectations, although most of the new jobs created were in the service sector, reflecting the ongoing sluggishness in manufacturing. However, durable goods orders rebounded somewhat in August, supported by stronger automobile sales. Reflecting the trend of renewed economic growth--and continued containment of inflationary pressures--the Federal Reserve Board signaled no shift in monetary policy following its September meeting.

One of the major developments during the latter part of the period under review was the strengthening of the US dollar relative to the yen and the Deutschemark. Improving interest rate differentials favoring the US currency, combined with coordinated central bank intervention and more positive investor sentiment, have helped to bolster the dollar in foreign exchange markets. Other factors that appear to be improving the US dollar's outlook in the near term are a pick-up in capital flows to the United States and the prospect of increased capital outflows from Japan. However, it remains to be seen if the US dollar's strengthening trend can continue without significant improvements in the US budget and trade deficits.

[FN]
*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.

In the weeks ahead, investor interest will continue to focus on US economic activity. Clear signs of a moderate, noninflationary expansion could further benefit the US stock and bond markets. In addition, should the current Federal budget deficit reduction efforts now underway in Washington prove successful, the implications would likely be positive for the US financial markets.

Portfolio Matters
During the six-month period ended September 30, 1995, CMA Government Securities Fund maintained an average portfolio maturity ranging from 54 days--85 days, as we grew optimistic that interest rates would be moving lower. Early in the six-month period, we extended the Fund's average portfolio maturity to the mid 60-day range by buying one-year Treasury bills in response to the steepness of the yield curve and economic data suggesting that inflation remained subdued. As we approached May, in response to a decline in the Index of Leading Economic Indicators, we extended the Fund's average portfolio maturity to the low 70-day range with purchases in the 9-month--14-month sector in response to the steepness of the yield curve.

In June and July, in response to weaker-than-expected economic data and well-contained inflationary pressures, we took advantage of anomalies in the 90-day--180-day Treasury market. In August, the economy showed signs of strength and an increase in average hourly earnings. Accordingly, we focused on investments in the 9-month--12-month maturity sector in response to the flatness of the yield curve further out. As the month of August progressed, the Fund generated profits in the two-year sector as a result of a lower-than-expected durable goods number and accompanying volatility. As the month of September progressed, the Fund participated in the 9-month--13-month sector, in response to its attractiveness compared to two-year US Treasuries and a slight moderation in economic activity.

Looking ahead, we are prepared to extend the Fund's average portfolio maturity if Congress achieves a comprehensive budget accord which could make the Federal Reserve Board more likely to lower interest rates.

In Conclusion
We thank you for your interest in CMA Government Securities Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,






(Arthur Zeikel)
Arthur Zeikel
President






(Donaldo S. Benito)
Donaldo S. Benito
Vice President and Portfolio Manager




October 27, 1995

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995   (IN THOUSANDS)


                  Face      Interest    Maturity       Value
Issue            Amount      Rate         Date       (Note 1a)

                US Government Obligations*--45.2%

US Treasury    $  60,000      5.72 %  10/12/95     $   59,882
Bills             50,000      5.70    10/19/95         49,848
                  40,000      5.705   10/19/95         39,879
                  30,000      5.61    11/30/95         29,727
                  40,000      5.63    11/30/95         39,636
                  25,000      5.87     5/02/96         24,192

US Treasury      120,000      3.875   10/31/95        119,803
Notes            135,000      4.25    11/30/95        134,705
                 105,000      9.25     1/15/96        106,017
                 140,000      4.00     1/31/96        139,234
                 110,000      7.875    2/15/96        110,859
                  20,000      4.625    2/29/96         19,913
                  20,000      7.50     2/29/96         20,144
                  97,000      5.50     4/30/96         96,879
                  70,000      4.25     5/15/96         69,366
                  25,000      7.375    5/15/96         25,250
                 140,000      5.875    5/31/96        140,131
                  15,000      6.00     6/30/96         15,028
                  15,000      7.875    7/15/96         15,244
                  20,000      6.25     8/31/96         20,075
                  42,000      6.875   10/31/96         42,446
                  55,000      7.25    11/15/96         55,825
                  15,000      7.50    12/31/96         15,295
                  10,000      7.50     1/31/97         10,209
                  15,000      5.625    6/30/97         14,939
                   5,000      5.875    7/31/97          4,999
                  10,000      6.00     8/31/97         10,019

Total US Government Obligations
(Cost--$1,428,748)                                  1,429,544

 Face                                                  Value
Amount                       Issue                (Notes 1a & 1e)

               Repurchase Agreements**--54.3%

$115,000   Chase Securities Inc., purchased on
           9/29/95 to yield 6.30% to 10/02/95         115,000

 145,000   Chemical Securities, Inc., purchased on
           9/29/95 to yield 6.45% to 10/02/95         145,000

CMA GOVERNMENT SECURITIES FUND
SCHEDULE OF INVESTMENTS AS OF SEPTEMBER 30, 1995   (IN THOUSANDS)


 Face                                                  Value
Amount                       Issue                (Notes 1a & 1e)


              Repurchase Agreements** (concluded)

$125,000   Donaldson, Lufkin & Jenrette Securities
           Corp., purchased on 9/29/95 to yield
           6.25% to 10/02/95                      $   125,000

 135,000   First Chicago Capital Markets, Inc.,
           purchased on 9/29/95 to yield 6.35%
           to 10/02/95                                135,000

 140,000   Fuji Securities Inc., purchased on
           9/29/95 to yield 6.45% to 10/02/95         140,000

 125,000   Greenwich Capital Markets, Inc.,
           purchased on 9/29/95 to yield 6.50%
           to 10/02/95                                125,000

 125,000   HSBC Securities Inc., purchased on
           9/29/95 to yield 6.45% to 10/02/95         125,000

 152,132   Lehman Brothers Inc., purchased on
           9/29/95 to yield 6.55% to 10/02/95         152,132

 120,000   Morgan Stanley & Co., Inc.,
           purchased on 9/29/95 to yield
           6.30% to 10/02/95                          120,000

 120,000   Nikko Securities International, Inc.,
           purchased on 9/29/95 to yield 6.375%
           to 10/02/95                                120,000

 140,000   Nomura Securities International, Inc.,
           purchased on 9/29/95 to yield 6.45%
           to 10/02/95                                140,000

 145,000   PaineWebber Inc., purchased on
           9/29/95 to yield 6.45% to 10/02/95         145,000

 130,000   Smith Barney Inc., purchased on
           9/29/95 to yield 6.45% to 10/02/95         130,000

Total Repurchase Agreements
(Cost--$1,717,132)                                  1,717,132

Total Investments
(Cost--$3,145,880)--99.5%                           3,146,676

Other Assets Less Liabilities--0.5%                    17,701
                                                   ----------
Net Assets--100.0%                                 $3,164,377
                                                   ==========


[FN]
 *US Treasury Bills are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund. US Treasury Notes bear interest at the rates shown, payable at fixed dates or upon maturity.
**Repurchase Agreements are fully collateralized by US Government
  Obligations.


See Notes to Financial Statements.



CMA GOVERNMENT SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 1995
Assets:
Investments, at value (identified cost--$3,145,880,076++) (Notes 1a & 1e)                                 $3,146,675,810
Cash                                                                                                                 166
Receivables:
 Interest                                                                                $   18,653,606
 Beneficial interest sold                                                                     1,136,714       19,790,320
                                                                                         --------------
Prepaid registration fees and other assets (Note 1d)                                                             154,620
                                                                                                          --------------
Total assets                                                                                               3,166,620,916
                                                                                                          --------------

Liabilities:
Payables:
 Investment adviser (Note 2)                                                                  1,036,245
 Distributor (Note 2)                                                                           812,777        1,849,022
                                                                                         --------------
Accrued expenses and other liabilities                                                                           395,252
                                                                                                          --------------
Total liabilities                                                                                              2,244,274
                                                                                                          --------------
Net Assets                                                                                                $3,164,376,642
                                                                                                          ==============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized                     $  316,358,091
Paid-in capital in excess of par                                                                           2,847,222,817
Unrealized appreciation on investments--net                                                                      795,734
                                                                                                          --------------

Net Assets--Equivalent to $1.00 per share based on 3,163,580,908 shares of
beneficial interest outstanding                                                                           $3,164,376,642
                                                                                                          ==============

++Cost for Federal income tax purposes. As of September 30, 1995, net unrealized appreciation for Federal income tax purposes amounted to $795,734, of which $1,165,995 related to appreciated securities and $370,261 related to depreciated securities.




CMA GOVERNMENT SECURITIES FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1995
Investment Income (Note 1c):
Interest and amortization of premium and discount earned                                                  $   94,136,485

Expenses:
Investment advisory fees (Note 2)                                                        $    6,367,937
Distribution fees (Note 2)                                                                    1,969,893
Transfer agent fees (Note 2)                                                                    360,856
Custodian fees                                                                                  120,936
Accounting services (Note 2)                                                                    116,534
Registration fees (Note 1d)                                                                      93,706
Printing and shareholder reports                                                                 38,739
Professional fees                                                                                35,403
Trustees' fees and expenses                                                                      21,170
Other                                                                                            24,352
                                                                                         --------------
Total expenses                                                                                                 9,149,526
                                                                                                          --------------
Investment income--net                                                                                        84,986,959

Realized Gain on Investments--Net (Note 1c)                                                                      398,451

Change in Unrealized Depreciation on Investments--Net                                                            862,253
                                                                                                          --------------
Net Increase in Net Assets Resulting from Operations                                                      $   86,247,663
                                                                                                          ==============

See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
                                                                                        For the Six       For the Year
                                                                                        Months Ended         Ended
Increase (Decrease) in Net Assets:                                                   September 30, 1995  March 31, 1995
Operations:
Investment income--net                                                                  $    84,986,959  $   134,445,813
Realized gain on investments--net                                                               398,451          607,823
Change in unrealized appreciation/depreciation on investments--net                              862,253        1,913,030
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations                                         86,247,663      136,966,666
                                                                                        ---------------  ---------------

Dividends & Distributions to Shareholders (Note 1f):
Investment income--net                                                                      (84,986,959)    (134,445,813)
Realized gain on investments--net                                                              (398,451)        (607,823)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends and distributions
to shareholders                                                                             (85,385,410)    (135,053,636)
                                                                                        ---------------  ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares                                                          6,365,234,939   12,035,321,698
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions (Note 1f)                                                                  85,252,720      134,913,910
                                                                                        ---------------  ---------------
                                                                                          6,450,487,659   12,170,235,608
Cost of shares redeemed                                                                  (6,419,776,322) (12,602,941,002)
                                                                                        ---------------  ---------------
Net increase (decrease) in net assets derived from beneficial interest transactions          30,711,337     (432,705,394)
                                                                                        ---------------  ---------------

Net Assets:
Total increase (decrease) in net assets                                                      31,573,590     (430,792,364)
Beginning of period                                                                       3,132,803,052    3,563,595,416
                                                                                        ---------------  ---------------
End of period                                                                           $ 3,164,376,642  $ 3,132,803,052
                                                                                        ===============  ===============

CMA GOVERNMENT SECURITIES FUND
FINANCIAL HIGHLIGHTS
The following per share data and ratios have been derived
from information provided in the financial statements.     For the Six
                                                           Months Ended           For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                   Sept. 30, 1995     1995        1994         1993       1992
Per Share Operating Performance:
Net asset value, beginning of period                         $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ----------  ----------  ----------  ----------   ----------
Investment income--net                                            .0268       .0419       .0271       .0294        .0473
Realized and unrealized gain (loss) on
investments--net                                                  .0004       .0008      (.0013)      .0038        .0034
                                                             ----------  ----------  ----------  ----------   ----------
Total from investment operations                                  .0272       .0427       .0258       .0332        .0507
                                                             ----------  ----------  ----------  ----------   ----------
Less dividends and distributions:
 Investment income--net                                          (.0268)     (.0419)     (.0271)     (.0294)      (.0473)
 Realized gain on investments--net                               (.0001)     (.0002)     (.0004)     (.0026)      (.0036)
                                                             ----------  ----------  ----------  ----------   ----------
Total dividends and distributions                                (.0269)     (.0421)     (.0275)     (.0320)      (.0509)
                                                             ----------  ----------  ----------  ----------   ----------
Net asset value, end of period                               $     1.00  $     1.00  $     1.00  $     1.00   $     1.00
                                                             ==========  ==========  ==========  ==========   ==========

Total Investment Return                                           5.47%*      4.30%       2.79%       3.25%        5.17%
                                                             ==========  ==========  ==========  ==========   ==========

Ratios to Average Net Assets:
Expenses, excluding distribution fees                              .45%*       .45%        .43%        .43%         .43%
                                                             ==========  ==========  ==========  ==========   ==========
Expenses                                                           .58%*       .58%        .56%        .55%         .56%
                                                             ==========  ==========  ==========  ==========   ==========
Investment income and realized gain on
investments--net                                                  5.40%*      4.18%       2.75%       3.20%        5.05%
                                                             ==========  ==========  ==========  ==========   ==========

Supplemental Data:
Net assets, end of period (in thousands)                     $3,164,377  $3,132,803  $3,563,595  $3,858,017   $4,452,247
                                                             ==========  ==========  ==========  ==========   ==========

*Annualized.


See Notes to Financial Statements.

CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
CMA Government Securities Fund (the "Fund") is registered under the Investment Company Act of 1940 as a no load, diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments maturing more than sixty days after the valuation date are valued at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When securities are valued with sixty days or less to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Investments maturing within sixty days from their date of acquisition are valued at amortized cost, which approximates market value. Assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Repurchase agreements--The Fund invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities daily and, if necessary, receives additional securities to ensure that the contract is adequately collateralized.

(f) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax withheld) in additional fund shares at net asset value. Dividends and distributions are declared from the total of net investment income and net realized gain or loss on investments.




CMA GOVERNMENT SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM" or "Adviser"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the Fund's average daily net assets not exceeding $500 million; 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of the average daily net assets in excess of $1 billion. The most restrictive annual expense limitation requires that the Adviser reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the Fund's next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. No fee payment will be made to the Adviser during the year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

The Fund has adopted a Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, pursuant to which Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund for shareholders who maintain their accounts through MLPF&S. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, and/or ML & Co.

3. Transactions in Shares of Beneficial
Interest:
The number of shares purchased and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.